UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04670

Deutsche Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2015

Annual Report
to Shareholders

Deutsche Global Infrastructure Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

11 Performance Summary

14 Investment Portfolio

19 Statement of Assets and Liabilities

21 Statement of Operations

22 Statement of Changes in Net Assets

23 Financial Highlights

28 Notes to Financial Statements

39 Report of Independent Registered Public Accounting Firm

40 Information About Your Fund's Expenses

42 Tax Information

43 Advisory Agreement Board Considerations and Fee Evaluation

48 Board Members and Officers

53 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The global economy appears to be on track for continued, albeit modest, growth over the next year, with the U.S. leading Europe and Japan. Here at home, employment growth continues, although the pace has slowed in recent months. Housing data is positive and household finances are benefitting from lower levels of debt and debt service, gains in real income and lower energy prices.

Growth overseas, particularly in emerging economies, is a lingering concern. The stronger dollar and sluggish growth abroad have had a negative impact on U.S. exporters and manufacturers, and lower global energy prices have taken a toll on the domestic energy sector. Nevertheless, our economists see sufficient reason to expect the U.S. economy overall to maintain its moderate expansionary path.

For months, the most persistent question has been when the Federal Reserve Board (the Fed) would begin to tighten its monetary policy. That question was answered on December 16, when the Fed bumped short-term rates up by 0.25%. Based on financial data and guidance from the Fed itself, analysts agree that the tightening process is likely to be "low and slow."

As always, we encourage you to visit deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from our CIO Office and economists, we want to ensure that you are equipped to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.

For its most recent fiscal year ended December 31, 2015, Deutsche Global Infrastructure Fund returned –14.40%. In comparison, the fund’s benchmark, the Dow Jones Brookfield Global Infrastructure Index, also returned –14.40% over the same period.

Investment Strategy The fund seeks total return from both capital appreciation and current income through investments in a global portfolio of securities of infrastructure-related companies.

Infrastructure stocks underperformed the broader global equity markets as measured by the MSCI World Index over the 12-month period ended December 31, 2015. More broadly, global stocks finished a volatile year largely flat, though China and Europe were standouts, thanks largely to gains registered early in 2015. U.S. market returns were slightly positive during a volatile year, while emerging markets fell sharply. Following several years of consistent double-digit returns, listed infrastructure stocks significantly underperformed the broader equity market in 2015 owing to the procyclical and higher-risk bias of equity markets in early 2015, unprecedented volatility in commodity markets and the price of oil, uncertainty regarding the direction of global interest rates and economic weakness in Asia. Energy infrastructure and ports were the bottom-performing infrastructure market segments, while the airport, toll road, utilities and communications segments were positive.

"We continue to seek fundamentally solid infrastructure companies with experienced management teams that can benefit from measurable improvements in global growth."

Positive Contributors to Fund Performance

During the fund's most recent fiscal year, sector allocation contributed to the fund's performance. In addition, stock selection was positive within the midstream, pipeline, diversified and toll road sectors. From a sector selection perspective, an underweight in the pipelines sector and an overweight in toll roads also contributed to the fund's performance. An overweight to U.S. securities and an underweight in Europe also represented positive currency effects for the period, and added to the fund's performance.

In terms of individual holdings, the fund received positive contributions from underweights in Columbia Pipeline Partners LP* and Kinder Morgan, Inc., and an overweight in Koninklijke Vopak NV. Elsewhere, an overweight position in VINCI SA benefited performance. In addition, an underweight to Ferrovial SA coupled with an overweight in Crown Castle International Corp. added to relative results.

* Not held in the portfolio as of December 31, 2015.

Negative Contributors to Fund Performance

During the fund's recent fiscal year, unfavorable stock selections detracted from its performance. Stock selection was weakest in the gas distribution, rail, power transmission and distribution, and ports sectors. In terms of sector allocation, underweight positions in gas distribution and power transmission and distribution detracted from returns.

Individual detractors from relative performance included overweight positions in NiSource, Inc., Union Pacific Corp.,* Sempra Energy and CSX Corp.,* and the fund’s lack of holdings in APA Group.*

* Not held in the portfolio as of December 31, 2015.

Outlook and Positioning

Amid more volatile equity markets and uncertainty regarding global growth, we have increased the fund’s exposure to the utility sector. Though interest rate increases going forward could represent a headwind for utility stocks, we believe that the stability of cash flows from the sector may benefit the fund through the first half of 2016. Mixed global fundamentals, including slowing growth in the United States and Asia, and stable credit markets in Europe, make the overall picture for global equities uncertain. In the United States, we expect further volatility in the infrastructure segment stemming from wild swings in commodity prices. While we believe that existing energy infrastructure will continue to be in demand, volatility and dips in energy prices will likely cause a pause in the strong longer-term growth that this sector has previously experienced.

While we are mindful of the risks that exist globally, we remain steadfast in our approach. We continue to seek fundamentally solid infrastructure companies with experienced management teams that can benefit from measurable improvements in global growth.

Ten Largest Equity Holdings at December 31, 2015 (46.7% of Net Assets)	Country	Percent
1. National Grid PLC Owns, operates and develops electricity and gas networks	United Kingdom	7.0%
2. Crown Castle International Corp. Provider of wireless infrastructure	United States	6.5%
3. American Tower Corp. Operator and developer of wireless communications and broadcast towers	United States	6.4%
4. Sempra Energy Provider of electric and natural gas products and services	United States	6.0%
5. Kinder Morgan, Inc. Operator of natural gas and products pipelines	United States	4.6%
6. PG&E Corp. Provider of electric and gas utilities	United States	3.8%
7. Enbridge, Inc. Provides energy transportation, distribution and related services	Canada	3.3%
8. Koninklijke Vopak NV Operates tank terminals, storage centers and ships throughout the world	Netherlands	3.3%
9. Ferrovial SA Operates and maintains highway toll booths in European countries	Spain	3.0%
10. Severn Trent PLC Supplies water, waste, and utility services throughout the United Kingdom, Europe and the United States	United Kingdom	2.8%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 53 for contact information.

Portfolio Management Team

John F. Robertson, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2008.

— Joined Deutsche Asset Management in 1997; previously was an Assistant Vice President of Lincoln Investment Management responsible for REIT research.

— Co-Head of Liquid Real Assets and Member of the Deutsche Asset Management Alternatives and Real Assets Executive Committee: Chicago.

— Investment industry experience began in 1988.

— BA, Magna Cum Laude, Wabash College; MBA, Indiana University.

John W. Vojticek, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2008.

— Joined Deutsche Asset Management in 2004; previously worked as Principal at KG Redding and Associates, March 2004–September 2004; and previously Managing Director of Deutsche Asset Management from 1996–March 2004.

— Co-Head and Chief Investment Officer of Liquid Real Assets for Deutsche Asset Management.

— Investment industry experience began in 1996.

— BS, University of Southern California.

Francis X. Greywitt III, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2008.

— Joined Deutsche Asset Management in 2005; previously has worked as a REIT analyst with KeyBanc Capital Markets covering the office sector.

— Co-Head of Infrastructure Securities and Co-Lead Portfolio Manager: Chicago.

— Investment industry experience began in 1999.

— BBA, St. Bonaventure University; MBA, University of Chicago.

Manoj H. Patel, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset Management in 2011; previously worked as a Director and Portfolio Manager of infrastructure securities funds at Brookfield Investment Management.

— Co-Head of Infrastructure Securities and Co-Lead Portfolio Manager: Chicago.

— Investment experience began in 2002.

— BS, Indiana University-Bloomington.

Effective May 1, 2016, the portfolio management team is as follows:

John W. Vojticek, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2008.

— Joined Deutsche Asset Management in 2004; previously worked as Principal at KG Redding and Associates, March 2004–September 2004; and previously Managing Director of Deutsche Asset Management from 1996–March 2004.

— Co-Head and Chief Investment Officer of Liquid Real Assets for Deutsche Asset Management.

— Investment industry experience began in 1996.

— BS, University of Southern California.

Francis X. Greywitt III, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2008.

— Joined Deutsche Asset Management in 2005; previously has worked as a REIT analyst with KeyBanc Capital Markets covering the office sector.

— Co-Head of Infrastructure Securities and Co-Lead Portfolio Manager: Chicago.

— Investment industry experience began in 1999.

— BBA, St. Bonaventure University; MBA, University of Chicago.

Manoj H. Patel, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset Management in 2011; previously worked as a Director and Portfolio Manager of infrastructure securities funds at Brookfield Investment Management.

— Co-Head of Infrastructure Securities and Co-Lead Portfolio Manager: Chicago.

— Investment experience began in 2002.

— BS, Indiana University-Bloomington.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Dow Jones Brookfield Global Infrastructure Index measures the stock performance of companies that exhibit strong infrastructure characteristics. Index components are required to have more than 70% of cash flows derived from infrastructure lines of business. The index intends to measure all sectors of the infrastructure market.

The MSCI World Index tracks the performance of stocks in select developed markets around the world, including the United States.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Overweight means that the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means that the fund holds a lower weighting.

Performance Summary December 31, 2015 (Unaudited)

Class A	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 12/31/15
Unadjusted for Sales Charge	–14.40%	9.83%	6.44%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–19.32%	8.53%	5.61%
MSCI World Index†	–0.87%	7.59%	4.47%
Dow Jones Brookfield Global Infrastructure Index††	–14.40%	8.78%	6.65%
Class C	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 12/31/15
Unadjusted for Sales Charge	–15.01%	9.01%	5.63%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–15.01%	9.01%	5.63%
MSCI World Index†	–0.87%	7.59%	4.47%
Dow Jones Brookfield Global Infrastructure Index††	–14.40%	8.78%	6.65%
Class R6		1-Year	Life of Class**
Average Annual Total Returns as of 12/31/15
No Sales Charges		–14.22%	–10.29%
MSCI World Index†		–0.87%	–1.95%
Dow Jones Brookfield Global Infrastructure Index††		–14.40%	–12.80%
Class S	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 12/31/15
No Sales Charges	–14.22%	10.04%	6.66%
MSCI World Index†	–0.87%	7.59%	4.47%
Dow Jones Brookfield Global Infrastructure Index††	–14.40%	8.78%	6.65%
Institutional Class	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 12/31/15
No Sales Charges	–14.09%	10.16%	6.73%
MSCI World Index†	–0.87%	7.59%	4.47%
Dow Jones Brookfield Global Infrastructure Index††	–14.40%	8.78%	6.65%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 are 1.37%, 2.13%, 1.06%, 1.18% and 1.09% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Global Infrastructure Fund — Class A ■ MSCI World Index† ■ Dow Jones Brookfield Global Infrastructure Index††

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Deutsche Global Infrastructure Fund commenced operations on June 24, 2008. The performance shown for the index is for the time period of June 30, 2008 through December 31, 2015, which is based on the performance period of the life of the Fund.

** Class R6 shares commenced operations on August 25, 2014. The performance shown for the index is for the time period from August 31, 2014 through December 31, 2015, which is based on the performance period of the life of Class R6.

† The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of stocks in select developed markets around the world, including the U.S.

†† The Dow Jones Brookfield Global Infrastructure Index measures the stock performance of companies that exhibit strong infrastructure characteristics. Index components are required to have more than 70% of cash flows derived from infrastructure lines of business. The index intends to measure all sectors of the infrastructure market.

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
12/31/15	$ 12.63	$ 12.52	$ 12.57	$ 12.58	$ 12.58
12/31/14	$ 14.97	$ 14.88	$ 14.91	$ 14.91	$ 14.90
Distribution Information as of 12/31/15
Income Dividends, Twelve Months	$ .17	$ .11	$ .21	$ .20	$ .21
Capital Gain Distributions, Twelve Months	$ .02	$ .02	$ .02	$ .02	$ .02

Investment Portfolio as of December 31, 2015

	Shares	Value ($)

Common Stocks 92.7%
Australia 4.9%
Sydney Airport (Units)	18,907,200	87,261,029
Transurban Group (Units)	13,745,039	104,593,374
Transurban Group*	350,303	2,665,644
(Cost $174,868,505)		194,520,047
Canada 9.2%
Enbridge, Inc.	3,895,644	129,507,569
Inter Pipeline Ltd. (a)	3,691,741	59,256,752
Pembina Pipeline Corp. (a)	4,269,266	93,024,767
TransCanada Corp. (a)	2,464,309	80,481,408
(Cost $472,197,811)		362,270,496
China 0.9%
ENN Energy Holdings Ltd. (Cost $38,367,688)	6,403,937	34,035,841
France 2.6%
Groupe Eurotunnel SE (Registered)	4,993,070	62,250,743
VINCI SA	645,603	41,539,375
(Cost $106,412,521)		103,790,118
Hong Kong 3.3%
Beijing Enterprises Holdings Ltd.	10,845,700	65,678,061
Beijing Enterprises Water Group Ltd.*	31,842,387	22,275,825
Hong Kong & China Gas Co., Ltd.	21,703,679	42,696,327
(Cost $152,390,802)		130,650,213
Italy 4.1%
Atlantia SpA	3,013,387	80,294,805
Snam SpA	15,842,900	82,962,734
(Cost $139,284,263)		163,257,539
Mexico 0.8%
Promotora y Operadora de Infraestructura SAB de CV "L"* (Cost $39,284,908)	2,948,595	30,966,706
Netherlands 3.3%
Koninklijke Vopak NV (Cost $149,057,565)	2,978,449	128,432,734
Spain 3.0%
Ferrovial SA (Cost $98,699,242)	5,219,200	117,870,315
Switzerland 1.6%
Flughafen Zuerich AG (Registered) (Cost $43,114,498)	83,800	63,041,802
United Kingdom 11.0%
National Grid PLC	20,071,124	277,714,480
Severn Trent PLC	3,419,800	109,788,781
United Utilities Group PLC	3,219,959	44,488,570
(Cost $405,601,660)		431,991,831
United States 48.0%
American Tower Corp. (REIT)	2,615,783	253,600,162
American Water Works Co., Inc.	1,557,533	93,062,597
Avangrid, Inc.*	1,066,100	40,938,240
Columbia Pipeline Group, Inc.	2,108,081	42,161,620
Crown Castle International Corp. (REIT)	2,957,714	255,694,375
Enbridge Energy Management LLC (a)	1,864,236	41,628,388
Eversource Energy (a)	2,114,002	107,962,082
ITC Holdings Corp.	2,164,533	84,957,920
Kinder Morgan, Inc.	12,068,842	180,067,123
NiSource, Inc.	4,908,505	95,764,933
NorthWestern Corp. (a)	1,560,100	84,635,425
Pattern Energy Group, Inc. (a)	596,821	12,479,527
Pepco Holdings, Inc.	1,201,012	31,238,322
PG&E Corp.	2,821,944	150,099,201
SBA Communications Corp. "A"*	292,989	30,784,354
Sempra Energy (a)	2,498,313	234,866,405
Spectra Energy Corp. (a)	3,848,372	92,130,026
Westar Energy, Inc.	1,445,845	61,318,286
(Cost $1,808,446,682)		1,893,388,986
Total Common Stocks (Cost $3,627,726,145)		3,654,216,628

Master Limited Partnerships 3.5%
United States
Enbridge Energy Partners LP (a)	3,541,900	81,711,633
Fairway Energy Partners LLC (Units), 144A*	6,190,000	53,324,981
Total Master Limited Partnerships (Cost $181,992,727)		135,036,614

Securities Lending Collateral 6.5%
Daily Assets Fund, 0.36% (b) (c) (Cost $258,379,052)	258,379,052	258,379,052

Cash Equivalents 2.4%
Central Cash Management Fund, 0.25% (b) (Cost $92,932,197)	92,932,197	92,932,197

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $4,161,030,121)†	105.1	4,140,564,491
Other Assets and Liabilities, Net	(5.1)	(199,339,342)
Net Assets	100.0	3,941,225,149

* Non-income producing security.

† The cost for federal income tax purposes was $4,216,205,340. At December 31, 2015, net unrealized depreciation for all securities based on tax cost was $75,640,849. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $355,153,179 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $430,794,028.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2015 amounted to $246,678,292, which is 6.3% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$ —	$ 194,520,047	$ —	$ 194,520,047
Canada	362,270,496	—	—	362,270,496
China	—	34,035,841	—	34,035,841
France	—	103,790,118	—	103,790,118
Hong Kong	—	130,650,213	—	130,650,213
Italy	—	163,257,539	—	163,257,539
Mexico	30,966,706	—	—	30,966,706
Netherlands	—	128,432,734	—	128,432,734
Spain	—	117,870,315	—	117,870,315
Switzerland	—	63,041,802	—	63,041,802
United Kingdom	—	431,991,831	—	431,991,831
United States	1,893,388,986	—	—	1,893,388,986
Master Limited Partnerships	81,711,633	—	53,324,981	135,036,614
Short-Term Investments (d)	351,311,249	—	—	351,311,249
Total	$ 2,719,649,070	$ 1,367,590,440	$ 53,324,981	$ 4,140,564,491

There have been no transfers between fair value measurement levels during the year ended December 31, 2015.

(d) See Investment Portfolio for additional detailed categorizations.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 other receivable, for which significant unobservable inputs were used in determining value:

Master Limited Partnership
Balance as of December 31, 2014	$ —
Realized gains (loss)	—
Change in unrealized appreciation (depreciation)	(8,575,019)
Amortization of premium/accretion of discount	—
Purchases	61,900,000
(Sales)	—
Transfers into Level 3	—
Transfers (out) of Level 3	—
Balance as of December 31, 2015	$ 53,324,981
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2015	$ (8,575,019)

Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 12/31/15	Valuation Technique(s)	Unobservable Input
Master Limited Partnership: Crude Oil & Refined Products	$ 53,324,981	Market Approach	Last Traded Price Adjusted for Proxy

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund's equity investments include the last traded price on the Exchange adjusted for proxy (the movement in a comparable securities index). A significant change between last traded price, adjusted for proxy, and the price of the security based on current trading on the securities exchange could result in a material change in the fair value measurement.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $3,809,718,872) — including $246,678,292 of securities loaned	$ 3,789,253,242
Investment in Daily Asset Fund (cost $258,379,052)*	258,379,052
Investment in Central Cash Management Fund (cost $92,932,197)	92,932,197
Total investments in securities, at value (cost $4,161,030,121)	4,140,564,491
Foreign currency, at value (cost $54,593)	49,118
Receivable for investments sold	82,652,054
Receivable for Fund shares sold	9,266,812
Dividends receivable	17,139,405
Interest receivable	131,569
Foreign taxes recoverable	690,110
Other assets	123,050
Total assets	4,250,616,609
Liabilities
Cash overdraft	5,055,010
Payable upon return of securities loaned	258,379,052
Payable for investments purchased	3,564,127
Payable for Fund shares redeemed	34,813,885
Accrued management fee	3,117,201
Accrued Directors' fees	52,653
Other accrued expenses and payables	4,409,532
Total liabilities	309,391,460
Net assets, at value	$ 3,941,225,149
Net Assets Consist of
Undistributed net investment income	8,358,862
Net unrealized appreciation (depreciation) on: Investments	(20,465,630)
Foreign currency	(260,968)
Accumulated net realized gain (loss)	(317,629,655)
Paid-in capital	4,271,222,540
Net assets, at value	$ 3,941,225,149

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2015 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,077,462,561 ÷ 85,318,318 outstanding shares of capital stock, $.01 par value, 350,000,000 shares authorized)	$ 12.63
Maximum offering price per share (100 ÷ 94.25 of $12.63)	$ 13.40

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($693,835,619 ÷ 55,427,248 outstanding shares of capital stock, $.01 par value, 200,000,000 shares authorized)

$ 12.52
Class R6 Net Asset Value, offering and redemption price(a) per share ($1,109,551 ÷ 88,260 outstanding shares of capital stock, $.01 par value, 50,000,000 shares authorized)	$ 12.57
Class S Net Asset Value, offering and redemption price(a) per share ($1,405,462,164 ÷ 111,760,089 outstanding shares of capital stock, $.01 par value, 500,000,000 shares authorized)	$ 12.58
Institutional Class Net Asset Value, offering and redemption price(a) per share ($763,355,254 ÷ 60,700,343 outstanding shares of capital stock, $.01 par value, 250,000,000 shares authorized)	$ 12.58

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2015
Investment Income
Income: Dividends (net of foreign taxes withheld of $5,769,792)	$ 155,542,020
Income distributions — Central Cash Management Fund	105,595
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	2,729,076
Total income	158,376,691
Expenses: Management fee	49,504,518
Administration fee	5,710,728
Services to shareholders	8,900,398
Distribution and service fees	12,543,013
Custodian fee	583,096
Professional fees	202,591
Reports to shareholders	450,919
Registration fees	378,730
Directors' fees and expenses	235,952
Other	213,602
Total expenses before expense reductions	78,723,547
Expense reductions	(2,849)
Total expenses after expense reductions	78,720,698
Net investment income (loss)	79,655,993
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(288,613,267)
Foreign currency	(2,737,638)
(291,350,905)
Change in net unrealized appreciation (depreciation) on: Investments	(642,021,878)
Foreign currency	61,468
(641,960,410)
Net gain (loss)	(933,311,315)
Net increase (decrease) in net assets resulting from operations	$ (853,655,322)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2015	2015
Operations: Net investment income (loss)	$ 79,655,993	$ 57,357,435
Net realized gain (loss)	(291,350,905)	244,936,282
Change in net unrealized appreciation (depreciation)	(641,960,410)	307,558,057
Net increase (decrease) in net assets resulting from operations	(853,655,322)	609,851,774
Distributions to shareholders from Net investment income: Class A	(17,266,582)	(15,738,398)
Class C	(6,779,098)	(5,144,982)
Class R6	(17,795)	(136)*
Class S	(28,836,326)	(24,413,004)
Institutional Class	(14,688,910)	(11,617,073)
Net realized gains: Class A	(2,675,494)	(68,923,288)
Class C	(1,558,209)	(37,893,288)
Class R6	(2,161)	(883)*
Class S	(4,006,082)	(105,791,837)
Institutional Class	(1,782,860)	(44,615,893)
Total distributions	(77,613,517)	(314,138,782)
Fund share transactions: Proceeds from shares sold	2,231,371,365	4,025,860,665
Reinvestment of distributions	67,824,318	274,972,169
Payments for shares redeemed	(3,478,887,339)	(1,236,313,227)
Redemption fees	30,592	47,304
Net increase (decrease) in net assets from Fund share transactions	(1,179,661,064)	3,064,566,911
Increase (decrease) in net assets	(2,110,929,903)	3,360,279,903
Net assets at beginning of period	6,052,155,052	2,691,875,149
Net assets at end of period (including undistributed net investment income and distributions in excess of net investment income of $8,358,862 and $1,112,768, respectively)	$ 3,941,225,149	$ 6,052,155,052

* For the period from August 25, 2014 (commencement of operations of Class R6) to December 31, 2014.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 14.97	$ 13.43	$ 11.84	$ 10.50	$ 9.46
Income (loss) from investment operations: Net investment income[a]	.20	.20	.22	.25	.23
Net realized and unrealized gain (loss)	(2.35)	2.20	1.90	1.43	1.20
Total from investment operations	(2.15)	2.40	2.12	1.68	1.43
Less distributions from: Net investment income	(.17)	(.17)	(.19)	(.23)	(.08)
Net realized gains	(.02)	(.69)	(.34)	(.11)	(.31)
Total distributions	(.19)	(.86)	(.53)	(.34)	(.39)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 12.63	$ 14.97	$ 13.43	$ 11.84	$ 10.50
Total Return (%)[b]	(14.40)	17.95	18.19[c]	16.14	15.29[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,077	1,615	820	307	82
Ratio of expenses before expense reductions (%)	1.38	1.37	1.42	1.41	1.53
Ratio of expenses after expense reductions (%)	1.38	1.37	1.41	1.41	1.50
Ratio of net investment income (%)	1.39	1.37	1.74	2.26	2.24
Portfolio turnover rate (%)	136	114	132	171	231

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class C	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 14.88	$ 13.40	$ 11.86	$ 10.52	$ 9.47
Income (loss) from investment operations: Net investment income[a]	.09	.09	.13	.17	.13
Net realized and unrealized gain (loss)	(2.32)	2.19	1.88	1.43	1.23
Total from investment operations	(2.23)	2.28	2.01	1.60	1.36
Less distributions from: Net investment income	(.11)	(.11)	(.13)	(.15)	(.00)*
Net realized gains	(.02)	(.69)	(.34)	(.11)	(.31)
Total distributions	(.13)	(.80)	(.47)	(.26)	(.31)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 12.52	$ 14.88	$ 13.40	$ 11.86	$ 10.52
Total Return (%)[b]	(15.01)	17.07	17.21[c]	15.22	14.55[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	694	884	378	105	28
Ratio of expenses before expense reductions (%)	2.15	2.13	2.19	2.20	2.29
Ratio of expenses after expense reductions (%)	2.15	2.13	2.18	2.20	2.25
Ratio of net investment income (%)	.66	.59	1.00	1.48	1.32
Portfolio turnover rate (%)	136	114	132	171	231

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class R6	Year Ended 12/31/15	Period Ended 12/31/14[a]

Selected Per Share Data
Net asset value, beginning of period	$ 14.91	$ 15.59
Income (loss) from investment operations: Net investment income[b]	.29	.15
Net realized and unrealized gain (loss)	(2.40)	(.05)
Total from investment operations	(2.11)	.10
Less distributions from: Net investment income	(.21)	(.11)
Net realized gains	(.02)	(.67)
Total distributions	(.23)	(.78)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 12.57	$ 14.91
Total Return (%)	(14.22)[c]	.69**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.1
Ratio of expenses before expense reductions (%)	1.51	1.06*
Ratio of expenses after expense reductions (%)	1.15	1.06*
Ratio of net investment income (%)	2.10	3.32*
Portfolio turnover rate (%)	136	114[d]

[a] For the period from August 25, 2014 (commencement of operations) to December 31, 2014.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the year ended December 31, 2014.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 14.91	$ 13.37	$ 11.80	$ 10.46	$ 9.43
Income (loss) from investment operations: Net investment income[a]	.22	.23	.24	.27	.26
Net realized and unrealized gain (loss)	(2.33)	2.19	1.88	1.44	1.18
Total from investment operations	(2.11)	2.42	2.12	1.71	1.44
Less distributions from: Net investment income	(.20)	(.19)	(.21)	(.26)	(.10)
Net realized gains	(.02)	(.69)	(.34)	(.11)	(.31)
Total distributions	(.22)	(.88)	(.55)	(.37)	(.41)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 12.58	$ 14.91	$ 13.37	$ 11.80	$ 10.46
Total Return (%)	(14.22)	18.19	18.28[b]	16.44	15.52[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,405	2,483	1,014	418	85
Ratio of expenses before expense reductions (%)	1.20	1.18	1.25	1.24	1.27
Ratio of expenses after expense reductions (%)	1.20	1.18	1.24	1.24	1.25
Ratio of net investment income (%)	1.55	1.52	1.90	2.42	2.56
Portfolio turnover rate (%)	136	114	132	171	231
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Institutional Class	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 14.90	$ 13.37	$ 11.79	$ 10.46	$ 9.42
Income (loss) from investment operations: Net investment income[a]	.24	.24	.26	.28	.24
Net realized and unrealized gain (loss)	(2.33)	2.19	1.89	1.43	1.22
Total from investment operations	(2.09)	2.43	2.15	1.71	1.46
Less distributions from: Net investment income	(.21)	(.21)	(.23)	(.27)	(.11)
Net realized gains	(.02)	(.69)	(.34)	(.11)	(.31)
Total distributions	(.23)	(.90)	(.57)	(.38)	(.42)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 12.58	$ 14.90	$ 13.37	$ 11.79	$ 10.46
Total Return (%)	(14.09)	18.26	18.52	16.46	15.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	763	1,070	480	227	124
Ratio of expenses (%)	1.09	1.09	1.10	1.10	1.18
Ratio of net investment income (%)	1.70	1.61	2.01	2.48	2.38
Portfolio turnover rate (%)	136	114	132	171	231
[a] Based on average shares outstanding during the period. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global Infrastructure Fund (the "Fund") is a non-diversified series of Deutsche Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are generally categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended December 31, 2015, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.08% annualized effective rate as of December 31, 2015) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At December 31, 2015, the Fund had net tax basis capital loss carryforwards of approximately $262,454,000 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax return for the prior three years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed long-term capital gains	$ 8,449,930
Capital loss carryforwards	$ (262,454,000)
Net unrealized appreciation (depreciation) on investments	$ (75,640,849)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2015	2014
Distributions from ordinary income*	$ 67,611,645	$ 212,897,912
Distributions from long-term capital gains	$ 10,001,872	$ 101,240,870

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2015, purchases and sales of investment securities (excluding short-term investments) aggregated $7,487,143,187 and $8,560,368,844, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

RREEF America L.L.C. ("RREEF"), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to RREEF. DIMA compensates RREEF out of the management fee it receives from the Fund.

For the period from January 1, 2015 through September 30, 2015 under the Investment Management Agreement, the Fund paid a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $2 billion of the Fund's average daily net assets	.900%
Next $2 billion of such net assets	.875%
Next $2 billion of such net assets	.825%
Over $6 billion of such net assets	.775%

Effective October 1, 2015, under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $2 billion of the Fund's average daily net assets	.900%
Next $2 billion of such net assets	.875%
Next $2 billion of such net assets	.825%
Next $2 billion of such net assets	.775%
Over $8 billion of such net assets	.750%

Accordingly, for the year ended December 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.87% of the Fund's average daily net assets.

For the period from January 1, 2015 through September 30, 2015, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.44%
Class C	2.19%
Class R6	1.19%
Class S	1.29%
Institutional Class	1.19%

Effective October 1, 2015 through September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	1.47%
Class C	2.22%
Class R6	1.22%
Class S	1.32%
Institutional Class	1.22%

For the year ended December 31, 2015, fees waived and/or expenses reimbursed for Class R6 were $2,849.

Administration Fee. Pursuant to an Administration Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administration Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2015, the Administration Fee was $5,710,728, of which $352,460 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2015

Class A	$ 97,874	$ 15,192
Class C	43,716	6,342
Class R6	3,951	1,737
Class S	83,040	12,810
Institutional Class	34,441	6,158
	$ 263,022	$ 42,239

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended December 31, 2015, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2015
Class C	$ 6,672,469	$ 456,281

In addition, DDI provides information and administration services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the the year ended December 31, 2015, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at December 31, 2015	Annual Rate
Class A	$ 3,646,635	$ 756,327.24%
Class C	2,223,909	487,460.25%
	$ 5,870,544	$ 1,243,787

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2015 aggregated $409,918.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% for Class C shares of the value of the shares redeemed. For the the year ended December 31, 2015, the CDSC for Class C shares aggregated $266,955. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2015, DDI received $104,446 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $17,477, of which $7,219 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2015.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	39,274,251	$ 574,804,078	77,256,669	$ 1,154,491,067
Class C	15,641,194	227,079,242	33,614,766	501,201,818
Class R6	92,843	1,353,488	9,916*	148,500*
Class S	65,393,066	946,018,468	114,082,545	1,708,990,892
Institutional Class	34,019,096	482,116,089	44,057,439	661,028,388
		$ 2,231,371,365		$ 4,025,860,665
Shares issued to shareholders in reinvestment of distributions
Class A	1,397,328	$ 18,985,637	5,471,507	$ 80,808,756
Class C	516,617	6,922,420	2,383,616	34,979,918
Class R6	865	12,222	69*	1,019*
Class S	1,932,701	26,299,268	7,142,720	105,033,274
Institutional Class	1,153,845	15,604,771	3,681,313	54,149,202
		$ 67,824,318		$ 274,972,169
Shares redeemed
Class A	(63,246,748)	$ (881,601,335)	(35,879,445)	$ (541,506,991)
Class C	(20,135,445)	(273,051,735)	(4,775,416)	(70,762,152)
Class R6	(15,433)	(214,819)	—	—
Class S	(122,123,748)	(1,688,199,431)	(30,511,617)	(447,489,715)
Institutional Class	(46,276,272)	(635,820,019)	(11,864,109)	(176,554,369)
		$ (3,478,887,339)		$ (1,236,313,227)
Redemption fees		$ 30,592		$ 47,304
Net increase (decrease)
Class A	(22,575,169)	$ (287,805,045)	46,848,731	$ 693,814,602
Class C	(3,977,634)	(39,049,665)	31,222,966	465,423,593
Class R6	78,275	1,150,891	9,985*	149,519*
Class S	(54,797,981)	(715,862,782)	90,713,648	1,366,553,467
Institutional Class	(11,103,331)	(138,094,463)	35,874,643	538,625,730
		$ (1,179,661,064)		$ 3,064,566,911

* For the period from August 25, 2014 (commencement of operations of Class R6) to December 31, 2014.

F. Global Infrastructure Concentration Risk

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting infrastructure-related companies will have a significant impact on the fund's performance. In particular, infrastructure-related companies can be affected by general or local economic conditions and political developments, changes in regulations, environmental problems, casualty losses, and changes in interest rates.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche Global/International Fund, Inc. and Shareholders of Deutsche Global Infrastructure Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Global Infrastructure Fund (the "Fund") at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts February 23, 2016	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class R6 limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2015 to December 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2015 (Unaudited)
Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 7/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/15	$ 911.10	$ 908.20	$ 912.50	$ 911.70	$ 912.70
Expenses Paid per $1,000*	$ 6.79	$ 10.39	$ 5.59	$ 6.17	$ 5.35
Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 7/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/15	$ 1,018.10	$ 1,014.32	$ 1,019.36	$ 1,018.75	$ 1,019.61
Expenses Paid per $1,000*	$ 7.17	$ 10.97	$ 5.90	$ 6.51	$ 5.65

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
Deutsche Global Infrastructure Fund	1.41%	2.16%	1.16%	1.28%	1.11%

For more information, please refer to the Fund's prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

The Fund paid distributions of $0.02 per share from net long-term capital gains during its year ended December 31, 2015.

For corporate shareholders, 54% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2015, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $65,800,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors approved the renewal of Deutsche Global Infrastructure Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DIMA and RREEF America L.L.C. ("RREEF"), an affiliate of DIMA, in September 2015.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— In September 2015, all of the Fund’s Directors were independent of DIMA and its affiliates.

— The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Directors that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board also requested and received information regarding DIMA’s oversight of Fund sub-advisers, including RREEF. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 1st quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). With respect to the sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

The Board noted that, in connection with the 2013, 2014 and 2015 contract renewal processes, DIMA agreed to implement new management fee breakpoints.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (since 2015); and Director and Vice President, DeAWM Trust Company (since 2016)
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management; and Chairman, Director and President, DeAWM Trust Company (since 2013); formerly, Director, DeAWM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, DeAWM Distributors, Inc.; and Secretary, DeAWM Service Company
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. RREEF America L.L.C. ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the fund.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	TOLLX	TOLCX	TOLSX	TOLIX
CUSIP Number	25156A 874	25156A 866	25156A 809	25156A 858
Fund Number	456	756	2156	1456

For shareholders of R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DeAWM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	TOLZX
CUSIP Number	25156A 718
Fund Number	1656

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche global infrastructure fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$69,482	$0	$0	$4,363
2014	$68,142	$0	$0	$3,075

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filings

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$30,661	$0
2014	$0	$63,439	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$4,363	$30,661	$0	$35,024
2014	$3,075	$63,439	$0	$66,514

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2014 and 2015 financial statements, the Fund entered into an engagement letter with PwC. The terms of the 2015 engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Global Infrastructure Fund, a series of Deutsche Global/International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 29, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 29, 2016